UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2025 (October 20, 2025)

Remora Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01897	33-2299238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West End Avenue, Suite 500, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 380-1095

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 20, 2025, Abbey Chapman submitted a notice of her intent to resign from her position as the Chief Financial Officer of Remora Capital Corporation (the “Company”), effective as of October 31, 2025. Ms. Chapman did not express any disagreement on any matter relating to the Company’s operations, policies or practices.

Following the effective date of Ms. Chapman’s resignation, Daniel Mafrice, the Company’s President and Chief Executive Officer, will assume the role of Chief Financial Officer effective on the resignation date, on an interim basis until the Company appoints a successor Chief Financial Officer.

Mr. Mafrice’s biographical information and business experience can be found under the “Item 5. Directors and Executive Officers – Directors – Interested Director” section of the Company’s registration statement on Form 10 filed with the Securities and Exchange Commission on May 28, 2025, as amended on July 28, 2025, and such disclosures are incorporated herein by reference.

There are no arrangements or understandings between Mr. Mafrice and any other person pursuant to which he was selected as the interim Chief Financial Officer of the Company. There are no family relationships between Mr. Mafrice and any director or executive officer of the Company, and there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Mafrice had, or will have, a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remora Capital Corporation

Date: October 24, 2025	By:	/s/ Daniel Mafrice
		Name:	Daniel Mafrice
		Title:	President and Chief Executive Officer

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